Exhibit 99.1

Case 24-12305-KBO Doc ~Jta ~ilon n1/1Jt/?t;. C!:llno 1 nf 1? Docket #0349 Date Filed: 01/14/2025 UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In Re. Gritstone Bio, Inc. § Case No. 24-12305—§§ Debtor(s) § D Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/30/2024 Petition Date: 10/10/2024—Months Pending: 2 Industry Classification: I 5 4 1 7 —Reporting Method: Accrual Basis r. CashBasis (‘ Debtor’s Full-Time Employees (current): 98 Debtor’s Full-Time Employees (as of date of order for relief): 119 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) IZJ Statement of cash receipts and disbursements [g] Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit ~ Statement of operations (profit or loss statement) D Accounts receivable aging IZJ Postpetition liabilities aging IZJ Statement ofcapital assets [g] Schedule ofpayments to professionals D Schedule ofpayments to insiders IZJ All bank statements and bank reconciliations for the reporting period D Description of the assets sold or transferred and the terms ofthe sale or transfer Is/ James O’Neill James O’Neill Signature ofResponsible Party Printed Name of Responsible Party 01113/2025 Date 919 N. Market Street, 17th Fir., Wilmington, DE 19801 Address :~ ~Jo~=~~:::eriodic Report is associated with an open bankruptcy case; therefc 1111111111111111111111111111111111111111111111111111 2412305250114000000000004 UST Form 11-MOR (12/0112021) 1

Case 24-12305-KBO Doc 349 Filed 01/14/25 Page 2 of 12

Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

| Part 1: Cash Receipts and Disbursements | | Current Month | Cumulative |
|---|---|---|---|
| a. | Cash balance beginning of month | $18,194,860 | |
| b. | Total receipts (net of transfers between accounts) | $15,751,347 | $15,773,720 |
| c. | Total disbursements (net of transfers between accounts) | $27,755,442 | $32,568,893 |
| d. | Cash balance end of month (a+b-c) | $6,190,765 | |
| e. | Disbursements made by third party for the benefit of the estate | $0 | $0 |
| f. | Total disbursements for quarterly fee calculation (c+e) | $27,755,442 | $32,568,893 |

| Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.) | | Current Month |
|---|---|---|
| a. | Accounts receivable (total net of allowance) | $0 |
| b. | Accounts receivable over 90 days outstanding (net of allowance) | $0 |
| c. | Inventory (Book ○ Market ○ Other ◉ (attach explanation)) | $0 |
| d | Total current assets | $8,766,819 |
| e. | Total assets | $32,938,039 |
| f. | Postpetition payables (excluding taxes) | $103,450 |
| g. | Postpetition payables past due (excluding taxes) | $49,149 |
| h. | Postpetition taxes payable | $0 |
| i. | Postpetition taxes past due | $0 |
| j. | Total postpetition debt (f+h) | $103,450 |
| k. | Prepetition secured debt | $41,327,099 |
| l. | Prepetition priority debt | $4,000 |
| m. | Prepetition unsecured debt | $5,648,248 |
| n. | Total liabilities (debt) (j+k+l+m) | $47,082,797 |
| o. | Ending equity/net worth (e-n) | $-14,144,758 |

| Part 3: Assets Sold or Transferred | | Current Month | Cumulative |
|---|---|---|---|
| a. | Total cash sales price for assets sold/transferred outside the ordinary course of business | $0 | $0 |
| b. | Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business | $0 | $0 |
| c. | Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) | $0 | $0 |

| Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.) | | Current Month | Cumulative |
|---|---|---|---|
| a. | Gross income/sales (net of returns and allowances) | $0 | |
| b. | Cost of goods sold (inclusive of depreciation, if applicable) | $0 | |
| c. | Gross profit (a-b) | $0 | |
| d. | Selling expenses | $0 | |
| e. | General and administrative expenses | $5,874,656 | |
| f. | Other expenses | $253,601 | |
| g. | Depreciation and/or amortization (not included in 4b) | $253,601 | |
| h. | Interest | $161,297 | |
| i. | Taxes (local, state, and federal) | $93,442 | |
| j. | Reorganization items | $3,186,726 | |
| k. | Profit (loss) | $-64,655,940 | $-77,618,036 |

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

**Part 5: Professional Fees and Expenses**

| | | | | Approved Current Month | Approved Cumulative | Paid Current Month | Paid Cumulative |
|---|---|---|---|---|---|---|---|
| a. | Debtor's professional fees & expenses (bankruptcy) *Aggregate Total* | | | $100,000 | $100,000 | $100,000 | $100,000 |
| | *Itemized Breakdown by Firm* | | | | | | |
| | | Firm Name | Role | | | | |
| | i | Pachulski, Stang, Ziehl, & Jone | Lead Counsel | $0 | $0 | $0 | $0 |
| | ii | Fenwick & West, LLP | Other | $0 | $0 | $0 | $0 |
| | iii | Lovell Law Group, PC | Local Counsel | $0 | $0 | $0 | $0 |
| | iv | Back Bay Management, Corp. | Financial Professional | $0 | $0 | $0 | $0 |
| | v | C Street Advisory Group, LLC | Other | $0 | $0 | $0 | $0 |
| | vi | Pricewaterhouse Coopers Advis | Financial Professional | $0 | $0 | $0 | $0 |
| | vii | Raymond James | Financial Professional | $0 | $0 | $0 | $0 |
| | viii | Potter Anderson | Local Counsel | $100,000 | $100,000 | $100,000 | $100,000 |
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UST Form 11-MOR (12/01/2021) 3

Case 24-12305-KBO Doc 349 Filed 01/14/25 Page 4 of 12 Debtor’s Name Gritstone Bio, Inc. Case No. 24-12305 xxxvi.J xxxvi.J xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix 1 li lii liii liv lv lvi lvii lviii lix lx !xi 1xii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/0112021) 4

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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| | | | | Approved Current Month | Approved Cumulative | Paid Current Month | Paid Cumulative |
|---|---|---|---|---|---|---|---|
| b. | Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total* | | | $0 | $0 | $0 | $0 |
| | *Itemized Breakdown by Firm* | | | | | | |
| | | Firm Name | Role | | | | |
| | i | Nothing to report | | $0 | $0 | $0 | $0 |
| | ii | | | $0 | $0 | $0 | $0 |
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| | xcix | | | | | | |
| | c | | | | | | |
| c. | All professional fees and expenses (debtor & committees) | | | $100,000 | $100,000 | $100,000 | $100,000 |

| Part 6: Postpetition Taxes | | Current Month | Cumulative |
|---|---|---|---|
| a. | Postpetition income taxes accrued (local, state, and federal) | $0 | $0 |
| b. | Postpetition income taxes paid (local, state, and federal) | $0 | $0 |
| c. | Postpetition employer payroll taxes accrued | $0 | $0 |
| d. | Postpetition employer payroll taxes paid | $70,538 | $157,372 |
| e. | Postpetition property taxes paid | $0 | $0 |
| f. | Postpetition other taxes accrued (local, state, and federal) | $36,000 | $36,000 |
| g. | Postpetition other taxes paid (local, state, and federal) | $0 | $0 |

| Part 7: Questionnaire - During this reporting period: | | | |
|---|---|---|---|
| a. | Were any payments made on prepetition debt? (if yes, see Instructions) | Yes ◉ | No ◯ |
| b. | Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) | Yes ◯ | No ◉ |
| c. | Were any payments made to or on behalf of insiders? | Yes ◉ | No ◯ |
| d. | Are you current on postpetition tax return filings? | Yes ◉ | No ◯ |
| e. | Are you current on postpetition estimated tax payments? | Yes ◉ | No ◯ |
| f. | Were all trust fund taxes remitted on a current basis? | Yes ◉ | No ◯ |
| g. | Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) | Yes ◉ | No ◯ |
| h. | Were all payments made to or on behalf of professionals approved by the court? | Yes ◉ | No ◯ N/A ◯ |
| i. | Do you have: Worker's compensation insurance? | Yes ◉ | No ◯ |
| | If yes, are your premiums current? | Yes ◉ | No ◯ N/A ◯ (if no, see Instructions) |
| | Casualty/property insurance? | Yes ◉ | No ◯ |
| | If yes, are your premiums current? | Yes ◉ | No ◯ N/A ◯ (if no, see Instructions) |
| | General liability insurance? | Yes ◉ | No ◯ |
| | If yes, are your premiums current? | Yes ◉ | No ◯ N/A ◯ (if no, see Instructions) |
| j. | Has a plan of reorganization been filed with the court? | Yes ◯ | No ◉ |
| k. | Has a disclosure statement been filed with the court? | Yes ◯ | No ◉ |
| l. | Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? | Yes ◉ | No ◯ |

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

**Part 8: Individual Chapter 11 Debtors (Only)**

| | | |
|---|---|---|
| a. | Gross income (receipts) from salary and wages | $0 |
| b. | Gross income (receipts) from self-employment | $0 |
| c. | Gross income from all other sources | $0 |
| d. | Total income in the reporting period (a+b+c) | $0 |
| e. | Payroll deductions | $0 |
| f. | Self-employment related expenses | $0 |
| g. | Living expenses | $0 |
| h. | All other expenses | $0 |
| i. | Total expenses in the reporting period (e+f+g+h) | $0 |
| j. | Difference between total income and total expenses (d-i) | $0 |
| k. | List the total amount of all postpetition debts that are past due | $0 |
| l. | Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? | Yes ○ No ◉ |
| m. | If yes, have you made all Domestic Support Obligation payments? | Yes ○ No ○ N/A ◉ |

**Privacy Act Statement**

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

**I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.**

| | |
|---|---|
| /s/ Celia Economides | Celia Economides |
| Signature of Responsible Party | Printed Name of Responsible Party |
| Executive Vice President & Chief Financial Officer | 01/13/2025 |
| Title | Date |

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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UST Form 11-MOR (12/01/2021) 10

Case 24-12305-KBO Doc 349 Filed 01/14/25 Page 11 of 12 Debtor’s Name Gritstone Bio, Inc. Case No. 24-12305 NonBankrUptcy51to100 UST Form 11-MOR (12/01/2021) 11

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Case 24-12305-KBO Doc 349-1 Filed 01/14/25 Page 1 of 5

**IN THE UNITED STATES BANKRUPTCY COURT**
**FOR THE DISTRICT OF DELAWARE**

| | |
|---|---|
| In re: | Chapter 11 |
| GRITSTONE BIO, INC., | Case No. 24-12305 |
| Debtor. | (Single Debtor) |

**MONTHLY OPERATING REPORT NOTES FOR NOVEMBER 2024**

On October 10, 2024 (the "Petition Date") the Debtor filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. The Debtor is operating their businesses and managing their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The information provided herein, except as otherwise noted, is reported as of the Petition Date.

The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the "**MOR**").

1. **Introduction**. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States ("**GAAP**"), and it is not intended to fully reconcile to the financial statements prepared by the Debtor. Information contained in this MOR has been derived from the Debtor's books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during this chapter 11 case, the Debtor have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtor's knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period covered by this MOR, and may not necessarily reflect the Debtor's future results of operations and financial position.

2. **Reservation of Rights**. This MOR is limited in scope, and unless otherwise noted, covers the period beginning on November 1, 2024, and ending November 30, 2024, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtor's chapter 11 case. The unaudited financial information has been derived from the Debtor's books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change.

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The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP.

Given the complexity of the Debtor's business, inadvertent errors or omission may occur. Accordingly, the Debtor hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtor reserves the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

3. **Basis of Presentation.** The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST.

The amounts reported in this MOR are as of November 30, 2024, the end of the Debtor's reporting period. This MOR covers the period beginning November 1, 2024 and ending November 30, 2024.

4. **Accounting Principles.** The Debtor maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtor.

Not all tax entries for the period have been completed by the time this report was due to be filed. To the extent that there are negative liability balances for an individual Debtor, such as prepetition unsecured liabilities, they are expected to be resolved once all of the relevant tax entries and adjustments have been analyzed and completed.

5. **Currency**. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.

6. **Accounts Payable and Disbursement Systems.** Cash is received and disbursed by the Debtors as described in the *Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue Operating Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Granting Related Relief* [Docket No. 10] (the "**Cash Management Motion**") and the Debtor's receipt and disbursement of cash is consistent with the Debtor's historical cash management practices.

7. **Supporting Documentation**. At the direction of the U.S. Trustee, the following schedules are attached to the MOR: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; and (iii) Income Statement (profit or loss statement), (iv) Attestations relating to Bank Statements and Bank Reconciliations, (v) Description of assets sold or transferred, and (vi) Attestations relating to insurance policies.

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***Statement of Cash Receipts and Disbursements.***

The Company maintains a separate restricted money market cash account, which, for the purposes of financial reporting is categorized as an "other" asset and not included in the cash balance. Accordingly, the MOR excludes this account and account balance from the beginning Petition Date balance as it relates to Part 1. For additional information on the money market bank account see Attachment 4b to the MOR.

***Balance Sheet.***

The amounts reported in this MOR reflects the Debtor's financial statements for the period of November 1, 2024 through November 30, 2024. All asset and liability amounts disclosed herein, unless otherwise noted, are stated as of November 30, 2024. The MOR is limited in scope and has been prepared to report only certain amounts from the balance sheet.

Liabilities Subject to Compromise ("**LSTC**"): LSTC represent the Debtor's estimate of prepetition claims to be resolved in connection with the chapter 11 case. As a result of the chapter 11 filing, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Values in the balance sheet attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

***Income Statement.*** The amounts reported in this MOR reflect the Debtors financial statements for the period of November 1, 2024 through November 30, 2024.

**Part 1, Cash Receipts and Disbursements**.

On November 14, 2024 the Bankruptcy Court entered the Final Order authorizing the Debtors to obtain Debt In Possession Financing [Docket No. 180] (the "Final DIP Order"), approving relief with respect to the DIP Motion on a final basis. As a result, during the Month of November 2024, the Debtor created a new "Debtor in Possession Operating Account" ending in x7291 to serve as the primary operating account for the Debtor. The Debtor's cash position reflects the receipt of proceeds under the debtor in possession credit facility authorized by the Final DIP Order.

**Part 2: Asset and Liability Status.**

Asset values are reported as of November 30, 2024. Prepetition liabilities reflect

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Case 24-12305-KBO Doc 349-1 Filed 01/14/25 Page 4 of 5

liabilities included in Liabilities Subject to Compromise on the Debtor's balance sheets, as well as other liabilities which may be uncompromised pursuant to the relief granted via the Debtor's various final first day orders. Prepetition and post-petition balances of uncompromised liabilities are reported to the best of the Debtor's knowledge.

**Part 3: Assets Sold or Transferred.**
There are no Assets Sold or Transferred during the month of November 2024.

**Part 4: Income Statement.**

Due to limitations inherent in its financial accounting system, it would be unduly burdensome and cost prohibitive for the Debtor to construct a separate income statement for the stub period between the Petition Date through November 30, 2024. Accordingly, the amounts reported in Part 4 include the full month of November 1, 2024 through November 30, 2024.

Apart of the November activity, The Debtor had paid $16.5 million in Debtor in Possession (DIP) financing on November 14, 2024 to Hercules Capital. Within the Cash Receipts and Disbursements, we can identify the funding and transfer into the new DIP account.

During the month of November, the Debtor rejected certain real property lease obligations. Accordingly, certain property associated with this lease has been abandoned and reported as an Abandonment Loss on the Income Statement in the amount of approximately $53.5m.

**Part 5: Professional Fees and Expenses.** For purposes of the MORs, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period.

The Debtor will pay retained professionals in accordance with the Order (I) Authorizing Employment and Payment of Professionals Utilized in the Ordinary Course of Business; and (II) Granting Related Relief [Docket No. 192].

**Part 7 Questionnaire.**

**7a. Were any payments made on prepetition debt?**

Pursuant to certain orders of the Bankruptcy Court entered in the Debtor's chapter 11 cases (the "First Day Orders"), the Debtor was authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, and certain other prepetition creditors.

**7c. Were any payments made to or on behalf of insiders?**

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Case 24-12305-KBO Doc 349-1 Filed 01114/25 Page 5 of 5 With respect to insiders, all cash payments were made on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made to insiders during this reporting period. 7d. Are you current on postpetition tax return filings? In the ordinary course of business, the Debtor’s tax filings may extend past the normal deadlines and become late in some instances. When this happens, the Debtor arrange to complete the filings and address any related fines and/or penalties. There are no tax filings that are currently late where the Debtor is not also in dialog with the related taxing authority to become compliant. PageSofS

Case 24-12305-KBO Doc 349-2 Filed 01114125 Page 1 of 1 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 11/1/2024 ·11130/2024 Attachment 1: Schedule of Cash Receipts and Disbursements Debtor in Operating Possession—Total Available Cash Account Operating Restricted Cash (excludes Restricted Cash) Account $in actuals ..0182 -7291 Receipts Third Party 1,249,632 14,501 ,715 4,056 15,751,347 DIP Financing Sale Proceeds 1 Restricted Cash Intercompany Total Receipts 1,249,632 14,501,715 4,056 15,751,347 Disbursements Third Party 19,280,507 8,474,936 180 27,755,442 Intercompany (including transfers to non-{lebtor entities) Total Disbursements 19,280,507 8,474,936 180 27,755,442 Net Cash Flow (18,030,875) 6,026,779 3,876 (12,004,096) Cash Balance at Beginning of Month 18,194,860 5,353,318 18,194,860 Net Cash Flow (18,030,875) 6,026,779 3,876 (12,004,096) Cash Balance at End of Month 163,985 6,026,779 5,357,194 6,190,764

Case 24-12305-KBO Doc 349-2 Filed 01114/25 Page 2 of 7 In re: Grit.tone Bio, Inc. Ca•e Number: 24·12305 Reporting Partod: 11/1/2024. 11/30/2024 Attachment 2: Balance Sheet $in actuals Account Reference Account Sub-Account Balance ASSETS Total Cu1T8nt Asset. $ 9,491 ,456.47 Total Fixed Asset. $ 10,141,130.50 Total Other As•et. $ 13,305,452.00 Total ASSETS 32,938,038.97 Liabilities & Equity Current Liabilities Total Account. Payable $ 5,486,373.02 Total Credit Card $ 26,224.67 Total Other Current Liability $ 33,849,695.43 Total Long Term Liabilities $ 69,629,562.61 Total Stockholders’ Equity 31100 Stockholders’ Equity $ 24,824.93 Total Additional Paid-in Capital 32000 Additional Paid $ 748,930,423.47 Total· Equity Equity $ 7 48,953,755.89 Retained Earnings $ (659,560,856.17) Net Income $ ( 165,446,716 .48) Total Equity $ (76,053,816.76) Total Liabilities & Equity 32,938,038.97

Case 24-12305-KBO Doc 349-2 Filed 01114125 Page 3 of 1 In re: Gritstone Bio, Inc et al. Case Number: 24-12305 Reporting Period: 11/1/2024- 11/30/2024 Attachment 3: Income Statement $ in actuals Account Reference Balance Ordinary Income/Expense Gross Profit $0.00 Expense Expenses Total Personnel Related Expenses $2,251,983.55 Total Professional Fees & Services $3,307,871.53 Total Insurance $118,355.37 Total Administration $264,777.89 Total Taxes and Licenses $2,639.87 Total Depreciation $344,576.65 Total Facility $365,131.11 Total Travel & Entertainment $33,083.58 Total Clinical Trial $199,304.88 Total Lab Supplies and Consumables $13,702.29 Total Miscellaneous $54,497,466.49 Total Expenses $61,398,893.21 Net Ordinary Income ($61,398,893.21) Other Income and Expenses Total Other Income $5,365.09 Total Other Expense $155,931.93 Net Other Income ($150,566.84) Net Income (61 ,549,460.05)

Case 24-12305-KBO Doc 349-2 Filed 01/14/25 Page 4 of 7 In r&: Gribrtone Bio, lne. Cue Number: 24-12305 Reporting Period: 11/112024 • 11/3012024 Attachment 4a: Attestation re Bank Reconciliations The Debtor hereby submit this declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations. The Debtor has, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correcl lsi Celia Economides 1113/2025 Signature of Authorized Individual Date Celia Economides Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual TiUe of Authorized Individual

Case 24-12305-KBO Doc 349-2 Filed 01114125 Page 5 of 7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 11/1/2024- 11 /30/2024 Attachment 4b: Schedule of Bank Accounts

Case 24-12305-KBO Doc 349-2 Filed 01/14/25 Page 6 of 7 In re: Grlllltone Blo, Inc:. CaeeNumber: 24-12305 Reporting Period: 11/112024 • 1113012024 AHachment Sa: Attestation re Insurance Policies The Debtor hereby submit this declaration regarding Insurance Policies. The Debtor’s Insurance Policies are paid current and in good standing. Attached hereto as Attachment 5b is a list of the Debtor’s Insurance Policies with partially redacted policy numbers. I declare under penalty of pe~ury under the laws of the United States of America that the foregoing is true and correct. lsi Celia Economides Signature of Authorized Individual Celia Economides Printed Name of Authorized Individual 1/1312025 Date Executive Vice President and Chief Financial Officer Tille of Authorized Individual

Case 24-12305-KBO Doc 349-2 Filed 01114125 Page 1 of7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 111112o24 -11/3ono24 Attachment 5b: Insurance Policies Policy Number . Type of Coverage Insurer Debtor (last four) Penod 24-25 Auto PoliCy (Chltlb) Rev1sed Federal Insurance Company Gntstone Bio loc 7573 10/1312024 10/1312025 Issue Auto 10 card(s) Federal Insurance Company Gritstone Bio, loc 7573 10/1312024 -10/1312025 24-25 Cyber Liability Binder (Coalition).pdf Arch Specialty Insurance Company Gritstone Bio, loc 4092 10/1312024- 10/1312025 23-24 D&O 1st Excess $5M x $5M PolicY Arch Arch lnsl.l“aoce Company Gritstone Bio, loc 1205 912812023—312812025 23-24 D&O 3rd Excess $5M x $15M Binder Berkley lnsl.l“aoce Company Gritstone Bio, loc 9121 912812023—312812025 (Berkley).pdf 23-24 D&O 2nd Excess $5M x $10M Binder (Xl).pdf XL Specialty Insurance Company Gritstone Bio, loc 5323 9/2812023—312812025 23-24 D&O 5th Side A $5M xs $25M Binder (Chltlb).pdf ACE American lnsl.l“ance Company Gritstone Bio, loc A005 912812023—312812025 23-24 D&O 4th lead Side A $5M xs $20M Binder National Urian Fire Ins Co Pittsburgh, PA Gritstone Bio, loc 0672 9/2812023—312812025 (AIG).pdf Gritstone Bio loc. $5x$30 Vantage Binder (v2).pdf Vantage Risk Assurance Company Gritstone Bio, loc 6670 9/2812023—312812025 23-24 Primary D&O $5M SIR RO endt lloyds of london Gritstone Bio, loc 1072 912812023—312812025 (Startpoint) Original.pdf EPL Binder- Gritstone Bio 9.27.24 Arch.pdf Arch lnsl.l“aoce Company Gritstone Bio, loc 1405 912812023—3/2812025 24-25 Fiduciary Binder (Chubb) Federal Insurance Company Gritstone Bio, loc 2460 9/2812023—312812025 24-25 Fiduciary Liability PolicY (Chubb) Federal Insurance Company Gritstone Bio, loc 2460 912812023—312812025 24-25 P&C (Pkg, Prod, Umb) Binder (Chubb) Federal Insurance Company Gritstone Bio, loc 5615 10/1312024- 10/1312025 24-25 Polution Uability Binder Chltlb final Illinois Union Insurance Company Gritstone Bio, loc 0005 10/1312024- 10/1312025 24-25 P&C (Pkg, Prod, Umb) Binder (Chubb) Federal Insurance Company Gritstone Bio, loc 7433 10/1312024- 10/1312025 24-27 Business Travel Accident Policy (R&W) Zurich American Insurance Company Gritstone Bio, loc 1843 10/1312024- 10/1312025 24-25 Umbrella Policy( Chubb} Federal Insurance Company Gritstone Bio, loc 3337 10/1312024- 10/1312025 24-25 P&C (Pkg, Prod, Umb) Binder (Chubb) Federal Insurance Company Gritstone Bio, loc 3337 10/1312024—10/13/2025 24-25 Work Comp Policv ravelers Travelers Prop Casualty Co of America Gritstone Bio, loc 416G 10/1312024- 10/1312025